Exhibit 10.21.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 8, 2011 and is entered into by and among THE MACERICH PARTNERSHIP, L.P., a limited partnership organized under the laws of the state of Delaware (the “Borrower”), THE GUARANTORS SIGNATORY HERETO, THE LENDERS SIGNATORY HERETO, and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and is made with reference to that certain $1,500,000,000 Revolving Loan Facility Credit Agreement dated as of May 2, 2011 (the “Original Credit Agreement”, and the Original Credit Agreement as Modified by this Amendment and the Joinder as further provided below, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the other agents named therein.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Original Credit Agreement after giving effect to this Amendment and the Joinder (as defined below).

WHEREAS, the Borrower has notified the Administrative Agent that it intends to borrow $125,000,000 of New Term Loans (such New Term Loans being referred to as the “Series A Term Loans” and such increase (but, for the avoidance of doubt, not including any other increases requested by the Borrower pursuant to Article 3), the “Initial Incremental Term Facility”) pursuant to that certain Joinder Agreement dated as of the date hereof among the Borrower, the Guarantors party thereto, the Administrative Agent and the New Term Loan Lenders signatory thereto (together with all attachments thereto, the “Joinder”);

WHEREAS, Borrower has requested that the Joint Lead Arrangers and the Administrative Agent waive their rights to syndicate the Initial Incremental Term Facility, and the Borrower desires to appoint Wells Fargo Securities, LLC as the sole arranger and syndication agent with respect to the Initial Incremental Term Facility;

WHEREAS, in connection with the proposed Joinder, the Borrower Parties have requested that the Required Lenders (as defined in the Original Credit Agreement) agree to, among other things, (i) amend the definition of “Required Lenders” set forth in Annex I to the Credit Agreement and (ii) amend Article 9 of the Credit Agreement to provide for pro rata sharing of proceeds of Collateral amongst the existing revolving Lenders and the New Term Loan Lenders based on the total amount of outstanding revolving Loans and outstanding New Term Loans, in each case, as provided for herein; and

WHEREAS, subject to certain conditions set forth below, the Required Lenders (as defined in the Original Credit Agreement) are willing to agree to such amendments relating to the Original Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS AND WAIVERS WITH RESPECT TO ORIGINAL CREDIT AGREEMENT

A.     Annex I to the Original Credit Agreement is hereby amended by:

(a)      amending and restating the definition of “Applicable Percentage” set forth therein to read as follows:

““Applicable Percentage” shall mean, with respect to any Lender, the percentage obtained by dividing (x) the sum of the Revolving Commitment (or, after termination of the Revolving Commitments, Revolving Credit Exposure) and Term Loan Credit Exposure of such Lender, by (y) the aggregate Revolving Commitments (or, after termination of the Revolving Commitments, Revolving Credit Exposures) and Term Loan Credit Exposures of all Lenders.”

(b)     amending and restating the definition of “Loan Documents” set forth therein to read as follows:

““Loan Documents” shall mean the Credit Agreement, the First Amendment Joinder Agreement, each other Joinder Agreement, if any, the Notes and each of the following (but only to the extent evidencing, guaranteeing, supporting or securing the obligations under the foregoing instruments and agreements), the REIT Guaranty, each of the Subsidiary Guaranty, any Guaranty executed by any other Guarantor, the Pledge Agreements, and each other instrument, certificate or agreement executed by the Borrower, MAC or the other Borrower Parties in connection herewith, as any of the same may be Modified from time to time.”

(c)     amending and restating the definition of “Obligations” set forth therein to read as follows:

““Obligations” shall mean any and all debts, obligations and liabilities of the Borrower or the other Borrower Parties to the Administrative Agent, the Swing Line Lender, the Issuing Lender, the other Agents or any of the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.”

(d)     amending and restating the definition of “Required Lenders” set forth therein to read as follows:

““Required Lenders” means, at any time, Lenders having Credit Exposures and Unused Commitments representing an amount not less than 50% of the sum of the total Credit Exposures and Unused Commitments at such time; provided that, solely for purposes of waiver of any and all conditions to the funding of Revolving Loans set forth in Section 5.2, “Required Lenders” shall mean, at any time, Lenders having Revolving Credit Exposures and Unused Commitments representing an amount not less than 50% of the sum of the total Revolving Credit Exposures and Unused Commitments at such time.  The Credit Exposure and Unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.”

(e)     amending and restating the definition of “Revolving Credit Exposure” set forth therein to read as follows:

““Revolving Credit Exposure” shall mean, with respect to any Revolving Lender at any time, (i) the aggregate outstanding principal amount of such Revolving Lender’s Revolving Loans and LC Exposure, at such time and (ii) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Revolving Lenders).”

(f)     inserting the following new defined terms in proper alphabetical order thereto:

““Applicable Revolving Percentage” shall mean, with respect to any Revolving Lender, (i) prior to the termination of the Revolving Commitments in accordance with the Credit Agreement, the percentage obtained by dividing (x) the Revolving Commitment of that Revolving Lender by (y) the aggregate Revolving Commitments of all Revolving Lenders and (ii) after the termination of Revolving Commitments in accordance with the Credit Agreement, the percentage obtained by dividing (x) the Revolving Credit Exposure of that Revolving Lender by (y) the aggregate Revolving Credit Exposures of all Revolving Lenders.”

““Applicable Term Percentage” shall mean, with respect to any Term Lender of a Series, the percentage obtained by dividing (x) the Term Loan Credit Exposure of that Term Lender with respect to such Series by (y) the aggregate Term Loan Credit Exposure of all Term Lenders with respect to such Series.”

““Credit Exposure” shall mean, with respect to any Lender at any time, the sum of such Lender’s Revolving Credit Exposure plus such Lender’s Term Loan Credit Exposure.”

““First Amendment Joinder Agreement” shall mean that certain Joinder Agreement dated as of December 8, 2011 among the Borrower Parties, the Administrative Agent and the New Term Loan Lenders signatory thereto (including all attachments to such Joinder Agreement).”

““Term Loan Credit Exposure” shall mean, with respect to any Term Lender at any time, the aggregate outstanding principal amount of such Term Lender’s portion of the Term Loans including all outstanding Series of Term Loans or, of a given Series of Term Loans, as applicable, at such time.  For the avoidance of doubt, unless otherwise specified in the applicable Loan Document, “Term Loan Credit Exposure” shall include all outstanding Series of Term Loans.”

B.     Section 2.2 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“2.2        Pro Rata Treatment.  Except to the extent otherwise provided herein:  (i) each Revolving Borrowing shall be made from the Revolving Lenders, each payment of the Unused Line Fee under Section 2.11 shall be made for account of the Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 1.7 shall be applied to the respective Revolving Commitments of the Revolving Lenders, pro rata according to the amounts of their respective Revolving Commitments; (ii) each Revolving Borrowing shall be allocated pro rata among the Revolving Lenders according to the amounts of their respective Revolving Commitments (in the case of the making of Revolving Loans) or their respective Revolving Loans (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Revolving Loans by the Borrower shall be made for account of the Revolving Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them; (iv) each payment of interest on Revolving Loans by the Borrower shall be made for account of the Revolving Lenders pro rata in accordance with the amounts of interest on such Revolving Loans then due and payable to the respective Revolving Lenders; (v) each Term Loan Borrowing of a Series shall be made from the applicable Term Lenders, pro rata according to the amounts of their respective Term Loan Commitments for such Series; (vi) each Term Loan Borrowing of a Series shall be allocated pro rata among the applicable Term Lenders according to the amounts of their respective Term Loan Commitments for such Series (in the case of the making of the Term Loans of such Series) or their respective portions of the Term Loans of such Series (in the case of conversions and continuations of the Term Loans of such Series); (vii) each payment or prepayment of principal of the Term Loans of a Series by the Borrower shall be made for account of the applicable Term Lenders pro rata in accordance with the respective unpaid principal amounts of the Term Loans of such Series held by them; and (viii) each payment of interest on the Term Loans of a Series by the Borrower shall be made for account of the applicable Term Lenders pro rata in accordance with the amounts of interest on the Term Loans of such Series then due and payable to the respective Term Lenders.  For the avoidance of doubt, (x) the obligations to repay the New Term Loans and pay and perform the other obligations of Borrower or any other Borrower Party under the Loan Documents (including, without limitation, any Joinder Agreement, any Notes evidencing the New Term Loans and any other documents and instruments executed in connection with any of the foregoing) constitute Obligations under this Agreement that are pari passu with the other Obligations in accordance with the respective Credit Exposures of the Lenders, (y) all of the Obligations of Borrower are guarantied by the Guarantors under Loan Documents pari passu in accordance with the respective Credit Exposures of the Lenders, and (z) all of the Obligations are secured by all Collateral (and all other collateral for the Obligations) pari passu in accordance with the respective Credit Exposures of the Lenders.”

C.     Section 2.14 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

“2.14.          Application of Insufficient Payments.  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees and prepayment premiums then due under this Agreement and the other Loan Documents, such funds shall be applied (i) first, to pay interest, fees and prepayment premiums then due under this Agreement and the other Loan Documents, ratably among the parties entitled thereto in accordance with the amounts of interest,  fees and prepayment premiums then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.”

D.     Article 3 of the Original Credit Agreement is hereby amended by inserting the phrase “(or such shorter or longer period as the Administrative Agent may agree in its sole discretion)” in clause (A) of the second sentence of Section 3.1 thereof after the text “which shall be a date not less than 10 Business Days, nor more than 30 Business Days after the date on which such notice is delivered to the Administrative Agent” appearing therein.

E.     Article 9 and other provisions of the Original Credit Agreement are hereby amended by including the Series A Term Loans and any subsequent Term Loans made pursuant to a Joinder Agreement in accordance with Article 3 of the Original Credit Agreement within the definition of Loans, Obligations and Commitments (the consequence of which is to provide, among other things, that a failure to pay any principal or interest on the Series A Term Loans or any subsequent Term Loans made pursuant to a Joinder Agreement in accordance with Article 3 of the Original Credit Agreement shall constitute an Event of Default and that all rights and remedies under Article 9 of the Original Credit Agreement shall apply to the Series A Term Loans and any other Term Loan made pursuant to a Joinder Agreement in accordance with Article 3 of the Original Credit Agreement, in each case, in the same manner as such rights and remedies apply to the revolving Loans made under the Original Credit Agreement).

F.     Article 9 of the Original Credit Agreement is hereby further amended by (i) inserting the phrase “and fees” in clause fifth thereof after the words “unpaid interest” appearing therein, (ii) deleting the phrase “until such interest has been paid in full” appearing in clause fifth thereof and inserting the phrase “until such interest and fees have been paid in full” in lieu thereof, (iii) replacing each occurrence of the words “Revolving Credit Exposure” set forth in clauses fifth and sixth thereof with the words “Credit Exposure,” (iv) deleting the “and” at the end of clause fifth thereof, (v) deleting “.” at the end of clause sixth thereof and inserting “; and” in lieu thereof and (vi) inserting the following new clause (7) immediately following clause (6):

“(7)         seventh, to the extent proceeds remain after the application pursuant to the preceding clauses (1) through (6) inclusive, to the Term Lenders of any applicable Series of Term Loans in payment of prepayment premiums owing under this Agreement or any Joinder Agreement pro rata in accordance with their respective Term Loan Credit Exposures with respect to such Series of Term Loans, until such prepayment premiums have been paid in full.”

G.     The Joint Lead Arrangers and the Administrative Agent hereby elect to waive their rights to syndicate the Initial Incremental Term Facility; provided however, the Joint Lead Arrangers and the Administrative Agent do not waive or in any way agree to compromise, restrict, or Modify: (i) any other rights provided to them under Article 3 of the Credit Agreement with respect to the Initial Incremental Term Facility; (ii) any rights whatsoever with the respect to any subsequent New Revolving Loan Commitments or New Term Loan Commitments (other than those relating to the Initial Incremental Term Facility) pursuant to the Credit Agreement (including Article 3 thereof) from and after the date hereof; and (iii) any other rights, benefits, remedies, or powers under the Loan Documents.

SECTION II.     CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.     Execution of Amendment. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Borrower Parties and (ii) a counterpart signature page of this Amendment duly executed by the Required Lenders (as defined in the Original Credit Agreement), the Administrative Agent and the Joint Lead Arrangers.

B.     Execution of Joinder.  Administrative Agent shall have received a copy of the Joinder that has been duly executed by the Borrower, the Administrative Agent and each of the New Term Loan Lenders providing New Term Loan Commitments thereunder, and each of the conditions set forth in Section 6 of the Joinder have been satisfied.

C.     Satisfaction of Conditions to Initial Incremental Facility Increase.  Each of the conditions set forth in Section 3.3 of the Credit Agreement have been satisfied with respect to the Initial Incremental Facility Increase.

D.     Fees.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document.

E.     Necessary Consents. Each Borrower Party shall have obtained all consents and approvals necessary to implement the transactions contemplated by this Amendment.

SECTION III.     REPRESENTATIONS, WARRANTIES, AND COVENANTS

In order to induce Administrative Agent and the Lenders to enter into this Amendment and to amend the Original Credit Agreement in the manner provided herein, each Borrower Party hereby represents, warrants and agrees as follows:

A.     Each Borrower Party represents and warrants that it has all requisite power and authority to enter into this Amendment and the Joinder and the documents and instruments executed in connection therewith and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as Modified by this Amendment and the Joinder and the documents and instruments executed in connection therewith, and under the other Loan Documents and has been duly authorized to do so.

B.     Each Borrower Party represents and warrants that this Amendment and the Joinder and the documents and instruments executed in connection therewith have been duly executed and delivered by each of the Borrower Parties and constitutes a legal, valid and binding obligation of such Borrower Party, enforceable against such Borrower Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

C.     Each Borrower Party represents and warrants that no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment or the Joinder and the documents and instruments executed in connection therewith that would constitute an Event of Default or a Potential Default.

D.     Each Borrower Party acknowledges and agrees that, as of the date hereof, it does not have any offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any of the Obligations.

E.     Each Borrower Party represents and warrants that each of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (after taking into account non-material updates to disclosure schedules or exceptions provided to Administrative Agent in connection with such representations and warranties which have been approved by the Administrative Agent in its good faith judgment in accordance with Section 5.2(1) of the Credit Agreement or in connection with this Amendment and the Joinder) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

SECTION IV.     ACKNOWLEDGMENT AND CONSENT

In order to induce Administrative Agent and Lenders to enter into this Amendment, each Guarantor hereby:

A.     acknowledges that it has reviewed the terms and provisions of the Credit Agreement, including this Amendment and the Joinder, and consents to all the terms and conditions set forth in this Amendment and the Joinder to the Modification and waiver of the Original Credit Agreement as provided herein and therein. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party;

B.     acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or the Joinder; and

C.     acknowledges and agrees that (x) notwithstanding the conditions to effectiveness set forth in this Amendment or the Joinder, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the Modifications to or waivers of the Original Credit Agreement effected pursuant to this Amendment and (y) nothing in the Credit Agreement, including this Amendment and the Joinder, or any other Loan Document shall be deemed to require the consent of such Guarantor to any future Modifications or waivers with respect to the Credit Agreement.

SECTION V.     MISCELLANEOUS

A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)     On and after the First Amendment Effective Date, each reference in the Original Credit Agreement to “this Agreement”, the “Credit Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Original Credit Agreement shall mean and be a reference to the Credit Agreement (including any Modifications prior to the date hereof and Modifications effected through this Amendment and the Joinder and the documents and instruments executed in connection therewith).

(ii)     The Credit Agreement and other Loan Documents are amended by this Agreement, the Joinder Agreement and the documents and instruments executed in connection thererewith.  Except as specifically amended by this Amendment and the Joinder and the documents and instruments executed in connection therewith, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv)     This Amendment constitutes a Loan Document.

B.     Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.     Applicable Law.  The choice of law and venue provisions stated in the Original Credit Agreement are incorporated herein by this reference, and this Amendment shall be construed and enforced in accordance therewith.

D.     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

E.     Beneficiaries.  This Amendment is made and entered into solely for the benefit of the Lenders and the other parties hereto, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

THE MACERICH PARTNERSHIP, L.P.,
a Delaware limited partnership

	By:	The Macerich Company,
a Maryland corporation,
its general partner

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

[Signature Page to First Amendment - Macerich]

GUARANTORS:

THE MACERICH COMPANY,
a Maryland corporation

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH TWC II CORP.,
a Delaware corporation

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH TWC II LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP CORP.,
a Delaware corporation

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

[Signature Page to First Amendment - Macerich]

MACERICH WRLP LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP II CORP.,
a Delaware corporation

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP II L.P.,
a Delaware limited partnership

By:	Macerich WRLP II Corp.,
a Delaware corporation,
its general partner

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

[Signature Page to First Amendment - Macerich]

WALLEYE LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

WALLEYE RETAIL INVESTMENTS LLC,
a Delaware limited liability company

By:	Walleye LLC,
a Delaware limited liability company,
its member

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

By:	Macerich Walleye LLC,
a Delaware limited liability company,
its member

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH WALLEYE LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

[Signature Page to First Amendment - Macerich]

MACERICH SANTA MONICA ADJACENT LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

NORTHRIDGE FASHION CENTER LLC,
a California limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

ROTTERDAM SQUARE, LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

DESERT SKY MALL LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

[Signature Page to First Amendment - Macerich]

MACERICH PANORAMA SPE LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

MACERICH CARMEL LIMITED PARTNERSHIP,
a California limited partnership

By:	Macerich Carmel GP Corp.,
a Delaware corporation
its general partner

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Senior Executive Vice President, Chief Legal Officer & Secretary

[Signature Page to First Amendment - Macerich]

MACERICH SCG LIMITED PARTNERSHIP,
a California limited partnership

By:	Macerich SCG GP LLC,
a Delaware limited liability company
its general partner

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Senior Executive Vice President,
Chief Legal Officer & Secretary

[Signature Page to First Amendment - Macerich]

MACERICH SANTA MONICA LLC,
a Delaware limited liability company

By:	Macerich Santa Monica Place Corp.,
a Delaware corporation
its manager

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Senior Executive Vice President,
Secretary and Chief Legal Officer

MACERICH BRISTOL ASSOCIATES

By:	The Macerich Company,
a Maryland corporation
its general partner

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Senior Executive Vice President,
Secretary and Chief Legal Officer

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership
its general partner

	By:	The Macerich Company,
a Maryland Corporation
its general partner

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Senior Executive Vice President,
Secretary and Chief Legal Officer

[Signature Page to First Amendment - Macerich]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as a Lender

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ George R. Reynolds
Name:	George R. Reynolds
Title:	Director

[Signature Page to First Amendment - Macerich]

DEUTSCHE BANK SECURITIES, INC.,
as Joint Lead Arranger

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ George R. Reynolds
Name:	George R. Reynolds
Title:	Director

[Signature Page to First Amendment - Macerich]

J.P. MORGAN SECURITIES, LLC,
as Joint Lead Arranger

By:	/s/ Ben Middleberg
Name:	Ben Middleberg
Title:	Vice President

[Signature Page to First Amendment - Macerich]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Diane Rolfe
Name:	Diane Rolfe
Title:	Director

[Signature Page to First Amendment - Macerich]

CITIBANK, N.A., as a Lender

By:	/s/ John Rowland
Name:	John Rowland
Title:	Vice President

[Signature Page to First Amendment - Macerich]

J.P. Morgan Chase Bank, N.A., as a Lender

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Executive Director

[Signature Page to First Amendment - Macerich]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

[Signature Page to First Amendment - Macerich]

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Darin Mortimer
Name:	Darin Mortimer
Title:	Vice President

[Signature Page to First Amendment - Macerich]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ G. David Cole
Name:	G. David Cole
Title:	Authorized Signatory

[Signature Page to First Amendment - Macerich]

The Royal Bank of Scotland plc, as a Lender

By:	/s/ Brett Thompson
Name:	Brett Thompson
Title:	Senior Vice President

[Signature Page to First Amendment - Macerich]

UNION BANK, N.A., as a Lender

By:	/s/ Ben Blakey
Name:	Ben Blakey
Title:	AVP

[Signature Page to First Amendment - Macerich]

U.S. Bank National Association, as a Lender

By:	/s/ Adrian Metter
Name:	Adrian Metter
Title:	Senior Vice President

[Signature Page to First Amendment - Macerich]

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Mark Loewen
Name:	Mark Loewen
Title:	Senior Vice President

[Signature Page to First Amendment - Macerich]